UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 6, 2017 (February 2, 2017)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

ILLINOIS POWER GENERATING COMPANY

(Exact name of registrant as specified in its charter)

Illinois	333-56594	37-1395568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrants’ telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously disclosed, on December 9, 2016, Illinois Power Generating Company (“Genco”), an indirect wholly-owned subsidiary of Dynegy Inc. (“Dynegy”), filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Chapter 11 Case”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”), in order to effectuate the prepackaged chapter 11 plan of reorganization for Genco (the “Plan”).  The Chapter 11 Case is administered under Case No. 16-36326. On January 25, 2017, the Court entered an order confirming the Plan. On February 2, 2017 (the “Effective Date”), Genco effectuated its reorganization under the Plan. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Plan.

Item 1.01                   Entry into a Material Definitive Agreement.

Indenture

On the Effective Date, Dynegy issued $181,685,509 in aggregate principal amount of its 8.034% Senior Notes due 2024 (the “Dynegy Notes”). The Dynegy Notes were issued under an indenture dated as of the Effective Date (the “Indenture”), among Dynegy, the guarantors party thereto (the “Guarantors”) and Wilmington Trust, National Association, as trustee.

The information set forth under Item 2.03 is incorporated by reference into this Item 1.01.

Warrant Agreement

On the Effective Date, Dynegy issued 8,653,038 seven-year warrants (the “Warrants”). The Warrants were issued under a warrant agreement dated as of the Effective Date (the “Warrant Agreement”), among Dynegy, Computershare Inc. and Computershare Trust Company, N.A., as warrant agent. Subject to the terms of the Warrant Agreement, each Warrant entitles the holder thereof to purchase one share (a “Warrant Share”) of Dynegy Common Stock at an exercise price of $35.00 per share. Subject to the terms of the Warrant Agreement, the Warrants will have a seven-year term expiring at 5:00 p.m., New York City time, on February 2, 2024. The Warrants may be exercised for cash or on a cashless net issuance basis.

If at any time before the expiration of the Warrants, Dynegy (i) pays or declares a dividend or makes a distribution on the Dynegy Common Stock payable in shares of its capital stock, (ii) subdivides any of its outstanding shares of Dynegy Common Stock or any other equity securities of Dynegy on parity with Dynegy Common Stock (“Common Stock Equivalents”) or (iii) combines any of its outstanding shares of Dynegy Common Stock into a smaller number of shares, then the number of shares of Dynegy Common Stock or other shares of capital stock for which a Warrant is exercisable shall be adjusted so that the holder of each Warrant shall be entitled upon exercise to receive the number of shares of Dynegy Common Stock or other shares of capital stock that such Warrant holder would have owned or been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event.

Except in certain specified cases, if at any time before the expiration of the Warrants, Dynegy issues, sells, distributes or otherwise grants any rights to subscribe for or to purchase, or any warrants or options for the purchase of, any Common Stock Equivalents or any stock or securities convertible into or exchangeable for any Common Stock Equivalents, whether or not immediately exercisable, and the price per share at which such Common Stock Equivalents are issuable is less than 90% of the market price per share of Dynegy Common Stock on the record date for the issuance, sale, distribution or grant (any such event being herein called a “Distribution”) then, effective upon such Distribution, the exercise price shall be reduced to the price determined by multiplying such exercise price in effect immediately prior to such Distribution by a fraction, the numerator of which shall be the sum of (i) the number of shares constituting Common Stock Equivalents outstanding (exclusive of any treasury shares) immediately prior to such Distribution plus (ii) the number of shares which the aggregate consideration, if any, received (or to be received upon exercise) by Dynegy would purchase at such market price, and the denominator of which shall be the product of (A) the total number of shares of Common Stock Equivalents outstanding (exclusive of any treasury shares) immediately prior to such Distribution plus (B) the total number of shares constituting Common Stock Equivalents issuable upon exercise of all such Options or upon conversion or exchange of all Convertible Securities.

If at any time before the expiration of the Warrants, Dynegy distributes to the holders of Common Stock Equivalents (other than the Warrants) any dividend or other distribution of cash, evidences of its indebtedness, other securities or other properties or assets, or any options, warrants or other rights to subscribe for or purchase any of the foregoing (in each case other than (i) any rights to subscribe for or purchase, or any warrants or options for the purchase of any Common Stock Equivalents or any stock or securities convertible into or exchangeable for any Common Stock Equivalents and (ii) any cash dividend from current or retained earnings), then the exercise price shall be decreased to a price determined by multiplying the exercise price then in effect by a fraction, the numerator of which shall be the market price per share of Dynegy Common Stock on the record date for such distribution less the sum of (A) the cash portion, if any, of such distribution per share of Dynegy Common Stock outstanding (exclusive of any treasury shares)

on the record date for such distribution plus (B) the then fair market value per share of Dynegy Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution of that portion, if any, of such distribution consisting of evidences of indebtedness, other securities, properties, assets, rights or options to purchase Common Stock Equivalents, warrants or subscription or purchase rights, and the denominator of which shall be such market price per share of Dynegy Common Stock.

If at any time before the expiration of the Warrants, Dynegy shall (except as hereinafter provided) issue or sell any Common Stock Equivalents issued after the date hereof except in connection with (i) the conversion or exercise of any outstanding rights to subscribe for or to purchase, or any warrants or options for the purchase of, any Common Stock Equivalents or any stock or securities convertible into or exchangeable for any Common Stock Equivalents of Dynegy or the Warrants, (ii) the issuance of any Common Stock Equivalents upon the conversion or exercise of any rights granted under certain approved plans; (iii) the offering of any rights (which rights shall also attach to, and be issuable to holders of shares of Dynegy Common Stock on a ratable basis with other Common Stock Equivalents) pursuant to a stockholder’s rights plan which may be adopted by Dynegy unless and until such date, if any, upon which the rights become effective or are triggered and cannot be redeemed by Dynegy at its option for nominal consideration or (iv) Common Stock Equivalents issued pursuant to or upon stock splits, combinations or dividends or certain other transactions (after giving effect to any adjustments) (such Common Stock Equivalents, “Additional Shares”), for consideration in an amount per Additional Share less than 90% of the market price per share constituting Common Stock Equivalents, then the number of shares of Dynegy Common Stock for which each Warrant is exercisable shall be adjusted to equal the product obtained by multiplying such number immediately prior to such issuance or sale by a fraction (A) the numerator of which shall be the number of shares constituting Common Stock Equivalents outstanding immediately after such issuance or sale (on a fully-diluted basis), and (B) the denominator of which shall be the sum of (x) the number of shares of Common Stock Equivalents which the aggregate consideration received by Dynegy in connection with such issuance or sale of Additional Shares would purchase at the then current market price per share constituting Common Stock Equivalent, plus (y) the number of shares constituting Common Stock Equivalents outstanding immediately prior to such issuance or sale of Additional Shares (on a fully-diluted basis).

Readjustments will also be made to the exercise price and/or number of shares of Dynegy Common Stock for which each Warrant is exercisable to address certain changes to, or the expiration of, the rights or options to purchase Common Stock Equivalents or the securities convertible into Common Stock Equivalents discussed above.

Dynegy will use commercially reasonable efforts to list, and maintain the listing of, the Warrants on The New York Stock Exchange (the “NYSE”) (to the extent the requirements for listing on NYSE are satisfied and the NYSE will accept the listing) as soon as practicable after the Effective Date. To the extent the Warrants are not listed after such date, Dynegy will use commercially reasonable efforts to list, or re-list, the Warrants on the NYSE, or such other principal securities exchange within the United States, if any, on which Dynegy Common Stock is then listed, upon receipt of a written request of holders of Warrant Shares constituting more than 10% of all Warrant Shares originally issuable upon exercise of all the Warrants (in each case as adjusted by the anti-dilution provisions contained in the Warrant Agreement) (not more frequently than twice per fiscal year). The listing of the Warrants shall continue until the number of remaining Warrant Shares constitutes less than 10% of the Warrant Shares originally issuable upon exercise of all Warrants (in each case as adjusted by the anti-dilution provisions contained in the Warrant Agreement).

The above description of the Warrant Agreement is qualified in its entirety by reference to the full text of the Warrant Agreement, a copy of which is attached hereto as Exhibit 4.1.

The information set forth under Item 3.02 is incorporated by reference into this Item 1.01.

Item 1.02                   Termination of a Material Definitive Agreement.

Indentures Governing Genco Notes

On the Effective Date, pursuant to the Plan, all outstanding obligations under Genco’s 7.00% Senior Notes, Series H, due 2018 (the “7.00% Notes”) were cancelled and the indenture and related supplemental indenture governing the 7.00% Notes were cancelled.

On the Effective Date, pursuant to the Plan, all outstanding obligations under Genco’s 6.30% Senior Notes, Series I, due 2020 (the “6.30% Notes”) were cancelled and the indenture and related supplemental indenture governing the 6.30% Notes were cancelled.

On the Effective Date, pursuant to the Plan, all outstanding obligations under Genco’s 7.95% Senior Notes, Series F, due 2032 (the “7.95% Notes” and together with the 7.00% Notes and the 6.30% Notes, the “Genco Notes”) were cancelled and the indenture and related supplemental indenture governing the 7.95% Notes were cancelled.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Dynegy Notes

The Dynegy Notes are unsecured and unsubordinated obligations of Dynegy, rank pari passu in right of payment with all of Dynegy’s existing and future senior indebtedness, and are guaranteed by each of Dynegy’s current and future wholly-owned domestic subsidiaries that from time to time is a borrower or guarantor under Dynegy’s existing Credit Agreement, dated as of April 23, 2013 (as amended or supplemented, the “Credit Agreement”), among Dynegy, various other parties thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent, or any indebtedness that refinances the Credit Agreement.

The Dynegy Notes bear interest at a rate of 8.034% per annum, and mature on February 2, 2024. Interest is payable semiannually in arrears on February 15 and August 15 of each year, beginning August 15, 2017, to persons who are the registered holders of the Dynegy Notes at the close of business on the immediately preceding February 1 and August 1, respectively.

The Indenture limits, among other things, the ability of Dynegy or any of the Guarantors to (i) create liens upon any principal property to secure debt for borrowed money and (ii) consolidate, merge or sell all or substantially all of their assets. In the event of a Change of Control (as defined in the Indenture), Dynegy will be required to make an offer to each holder of Dynegy Notes to repurchase all or any part of that holder’s Dynegy Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Dynegy Notes repurchased plus accrued interest, if any, to, but excluding, the date of repurchase.

If an event of default arises from certain bankruptcy or insolvency events, all outstanding Dynegy Notes will become due and payable immediately without further action or notice. In addition, under the Indenture, the Dynegy Notes may be declared due and payable immediately by the trustee or the holders of at least 25% in aggregate principal amount of the Dynegy Notes then outstanding if other events of default occur and are continuing under the Indenture. Subject to certain qualifications and applicable grace periods as set forth in the Indenture, the events of default include the following:

•                  Dynegy fails to pay the principal or any premium on a Dynegy Note;

•                  Dynegy fails to pay interest on any Dynegy Note within 30 days of its due date;

•                  Dynegy or a Guarantor fails to comply with any covenant in the Indenture (other than a payment default) and such default continues for a period of 60 days after written notice by the trustee or the holders of at least 25% in principal amount of the Dynegy Notes;

•                  certain events of default under other indebtedness;

•                  failure of the guarantees of the Dynegy Notes by any Guarantor that is a Significant Subsidiary (as defined in the Indenture) to stay in force and effect; and

•                  certain bankruptcy or insolvency events with respect to Dynegy or any Guarantor that is a Significant Subsidiary.

At any time prior to February 15, 2019, Dynegy may on any one or more occasions redeem all or a part of the Dynegy Notes, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of Dynegy Notes redeemed, plus the Applicable Premium (as defined in the Indenture) as of, and accrued and unpaid interest, if any, to but excluding the redemption date, subject to the rights of holders of Dynegy Notes on the relevant record date to receive interest due on the relevant interest payment date.

On or after February 15, 2019, Dynegy may on any one or more occasions redeem all or a part of the Dynegy Notes upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the Dynegy Notes redeemed, to but excluding the applicable redemption date, if redeemed during the 12-month period beginning on February 15 of the years indicated below (subject to the rights of holders of Dynegy Notes on the relevant record date to receive interest on the relevant interest payment date):

Year	Percentage
2019	104.017%
2020	102.678%
2021	101.339%
2022 and thereafter	100.000%

The Dynegy Notes were issued pursuant to Section 1145 of the Bankruptcy Code, which generally exempts the offer and sale of securities under a plan of reorganization from registration under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), and state laws if certain requirements are satisfied. As a result, the Dynegy Notes issued as described above generally may be resold without registration under the Securities Act, unless the seller is an “underwriter” with respect to those securities as defined by Section 1145(b)(1) of the Bankruptcy Code.

The above description of the Indenture is qualified in its entirety by reference to the full text of the Indenture, a copy of which is attached hereto as Exhibit 4.2.

Item 3.02                   Unregistered Sales of Equity Securities.

On the Effective Date, Dynegy issued 8,653,038 Warrants to holders of Class 5 Noteholder Claims under the Plan. The Warrants were issued pursuant to Section 1145 of the Bankruptcy Code, which generally exempts the offer and sale of securities under a plan of reorganization from registration under Section 5 of the Securities Act and state laws if certain requirements are satisfied. As a result, the Warrants issued as described above generally may be resold without registration under the Securities Act, unless the seller is an “underwriter” with respect to those securities as defined by Section 1145(b)(1) of the Bankruptcy Code.

The information included in Item 1.01 above with respect to the Warrant Agreement is incorporated by reference into this Item 3.02.

Item 3.03                   Material Modification to Rights of Security Holders.

The information set forth under Item 1.02 is incorporated by reference into this Item 3.03.

Item 7.01                   Regulation FD Disclosure.

Consummation of the Plan

On February 2, 2017, Dynegy announced that Genco had effectuated the Plan. A copy of the press release announcing the effectiveness of the Plan and Genco’s emergence under the Plan is attached hereto as Exhibit 99.1.

Pursuant to the terms of the eligibility letter sent to the holders of Genco Notes on December 13, 2016, any such holder who did not receive a distribution under the Plan on the Effective Date has until the 165th day after the Effective Date in order to exercise its right to receive a distribution. Any such holder who fails to follow the required distribution procedures with respect to its Genco Notes on or prior to the 165th day after the Effective Date will have its Noteholder Claim and its distribution pursuant to the Plan on account of such Noteholder Claim discharged and forfeited and will not receive any distribution under the Plan. Any property in respect of such forfeited Noteholder Claims will revert to Dynegy or Genco, as applicable.

This announcement is not an offer to sell or a solicitation to buy the Dynegy Notes or the Warrants. The Dynegy Notes and the Warrants have not been registered under the Securities Act.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                   Financial Statements and Exhibits.

(d)                     Exhibits:

Exhibit No.	Document

4.1	Warrant Agreement, dated February 2, 2017, by and among Dynegy Inc., Computershare Inc. and Computershare Trust Company, N.A., as warrant agent.

4.2	Indenture, dated February 2, 2017, by and among Dynegy Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee.

99.1	Press release dated February 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2017	DYNEGY INC.
(Registrant)

	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

Dated: February 6, 2017	ILLINOIS POWER GENERATING COMPANY
(Registrant)

	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Document

4.1	Warrant Agreement, dated February 2, 2017, by and among Dynegy Inc., Computershare Inc. and Computershare Trust Company, N.A., as warrant agent.

4.2	Indenture, dated February 2, 2017, by and among Dynegy Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee.

99.1	Press release dated February 2, 2017.